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                                                                  EXHIBIT 10.49

                   RESTATED AND AMENDED STOCKHOLDER AGREEMENT
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     THIS STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as of this _____ day of ____________, 1997, by and among PHYSICIAN HEALTH CORPORATION, a Delaware corporation (the "Company"), SARAH C. GARVIN, HOWARD E. FAGIN, Ph.D., H. THOMAS SCOTT, JULIE RAWLS MOORE, and SHAMUS HOLT (collectively, the "Stockholders" and individually, a "Stockholder").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the Stockholders desire to designate 300,000 shares issued to each Stockholder restricted stock (the "Shares"), subject to the vesting and other provisions contained herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------
                                    VESTING
                                    -------

     1.1  Vesting Schedule.  As of the date of this Agreement, twenty-five
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percent (25%) of each Stockholder's Shares have vested.  Of the remaining seventy-five percent (75%) (the "Remaining Shares"), subject to each Stockholder remaining a full-time employee of the Company and continuing in such employment throughout the vesting period, twenty-five percent (25%) of the Remaining Shares shall vest on January 30, 1997, and twenty-five percent (25%) of the Remaining Shares vesting on January 30, 1998, January 30, 1999, and January 30, 2000, respectively.

     1.2  Effects of Vesting.  Those Shares that have vested pursuant to Section
          ------------------
1.1 above shall thereafter be released from the restrictions contained in this Agreement.

     1.3  Termination of Employment.  In the event the employment of any
          -------------------------
Stockholder is terminated due to death or Disability prior to January 30, 2000, all unvested Shares issued in the name of such Stockholder shall immediately vest. For purposes of this Agreement, "Disability" shall be defined as a
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Stockholder becoming mentally or physically unable to perform his or her usual employment duties for 180 days in any twelve (12) month period.

     1.4  Termination of Employment Not Due to Death or Disability.  In the
          --------------------------------------------------------
event the employment of any Stockholder is terminated other than due to death or Disability prior to January 30, 2000, a portion of the Stockholder's unvested Shares equal to the amount of Shares that would have vested under Section 1.1 for the twelve (12) month period ending on the subsequent January 30 multiplied by a fraction, the numerator of which is the number of days elapsed since the last January 30 and the denominator of which is 365, will vest as of the date of termination.

     1.5  Acceleration Upon a Change of Control.  Notwithstanding any other term
          -------------------------------------
or condition contained herein, immediately prior to a "Change of Control" of the Company, all unvested Shares shall immediately vest and each Stockholder shall be the record and beneficial owner of all such Shares without regard to the vesting schedule contained in Section 1.1 hereof or any other restrictions contained in this Agreement. For the purposes of this Agreement, the term "Change of Control" means the merger, consolidation or sale of the Company with or to any other entity if the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company.

                                   ARTICLE II
                                   ----------
                                ESCROW OF SHARES
                                ----------------

     2.1  Establishment of Escrow.  By execution of this Agreement, each
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Stockholder appoints Mr. Scott, in his capacity as an officer of the Company, as escrow agent (the "Escrow Agent") to hold the Shares on behalf of and as a convenience to each Stockholder with the same force and effect as if such Shares had been delivered by the Company to each Stockholder and subsequently delivered by such Stockholder to the Escrow Agent. The Escrow Agent shall hold the Shares for the benefit of each Stockholder pursuant to the terms of this Agreement pending vesting or acceleration.

     2.2  Delivery of Shares.  Upon the complete vesting of all Shares subject
          ------------------
to the terms of this Agreement, the Escrow Agent shall deliver to each Stockholder the stock certificate issued by the Company in such Stockholder's name evidencing the Shares. Upon the request of any Stockholder, the Escrow Agent shall cause to be delivered to such Stockholder a stock certificate representing those shares that have particularly vested pursuant to Section 1.1 hereof.

     2.3  Voting Rights.  Each Stockholder shall have the right to vote the
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Shares being held by the Escrow Agent on behalf of such Stockholder or direct the Escrow Agent in writing as to the exercise of his or her voting rights with respect to such Shares, and the Escrow Agent shall comply with any such directors so received. In the absence of such directions, the Escrow Agent shall not vote any such Shares held in escrow, other than those Shares held by the Escrow Agent in his individual capacity.

     2.4  Effect of Final Delivery.  The terms of this Article II shall continue
          ------------------------
in full force and effect until the Escrow Agent has delivered or caused to be canceled all of the Shares pursuant to the terms of this Agreement. After all of the Shares have been so delivered or canceled, all rights, duties and obligations of the respective parties under this Article II shall terminate.

     2.5  Successor Escrow Agent.  Upon the resignation of the Escrow Agent, the
          ----------------------
Company has the right to appoint any other officer of the Company as successor

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Escrow Agent.  The Company shall also have the right to remove the Escrow Agent or any successor thereof, with or without cause, at any time and from time to time.

                                  ARTICLE III
                                  -----------
                                 MISCELLANEOUS
                                 -------------

     3.1  Termination of Prior Stockholder Agreement.  This Agreement supersedes
          ------------------------------------------
the Stockholders' Agreement dated October 6, 1995, as amended on December 28, 1995, by and among the Stockholders.

     3.2  Specific Performance.  In any action or proceeding to specifically
          --------------------
enforce the provisions of this Agreement, any persons against whom such action or proceeding is brought hereby waives the claim or defense therein that the plaintiff or claimant has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. The provisions of this Article 4.1, however, shall not prevent any party from seeking a remedy at law in connection with any breach of this Agreement.

     3.3  Notices.  Any and all notices, designations, consents, offers,
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acceptances, or any other communications provided for in this Agreement shall be given in writing by personal delivery or by registered or certified mail which shall be addressed, in the case of the Company, to its principal office, and in the case of a Stockholder to his or her principal office or such other address as may be designated by such Stockholder.

     3.4  Severability of Provisions.  If any one or more of the provisions of
          --------------------------
this Agreement shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be impaired in any way.

     3.5  Amendments.  No change, amendment, or modification of this Agreement
          ----------
shall be valid unless it is in writing and signed by all the parties hereto.

     3.6  Legend on Stock Certificates.  Upon the execution of this Agreement,
          ----------------------------
the certificates representing the Shares subject hereto shall be surrendered to the Company and endorsed (in addition to any other applicable endorsements or legends) substantially as follows:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW OR REGULATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN A STOCKHOLDER AGREEMENT

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          DATED THE 6th DAY OF OCTOBER, 1995, BETWEEN AND AMONG THE PARTIES
          THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY. NO TRANSFER OR ENCUMBRANCES OF THE SHARES REPRESENTED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT.

After endorsement, the certificates shall be returned to the Escrow Agent who shall, subject to the terms of this Agreement, hold the certificates for the benefit of each Stockholder.

     3.7  Waivers.  Nothing contained in this Agreement shall prevent the waiver
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of the provisions of this Agreement by the parties hereto.  No party to this
Agreement, however, shall be deemed to have waived any of its rights under this Agreement unless such waiver shall be in writing and signed by such party. A waiver on any one occasion shall not be construed as a bar or waiver of any right on any future occasion.

     3.8  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     3.9  Benefits.  All of the terms, covenants, agreements and conditions
          --------
contained in this Agreement shall be binding upon and . . . to the benefit of all of the parties hereto, and their respective heirs, executors, administrators, successors as assigned.

     3.10  Governing Law.  This Agreement shall be governed by and construed and
           -------------
enforced in accordance with the laws of the State of Georgia.

     3.11  Conflict with Bylaws.  In the event of any conflict between the terms
           --------------------
and provisions of this Agreement and the terms and provisions of the Bylaws of the Company, the terms and provisions of this Agreement shall control.

     3.12  Applicability of Laws.  Any transfer of Shares made pursuant to and
           ---------------------
in accordance with the terms of this Agreement shall be subject to applicable state and federal securities and other laws, notwithstanding its permissibility under this Agreement.



                         (Signatures on Following Page)

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              COMPANY:

                              PHYSICIAN HEALTH CORPORATION

                              By:
                                 ---------------------------------------------
                                 Sarah C. Garvin
                                 President and Chief Executive Officer

                              STOCKHOLDERS:

                              By:
                                 ---------------------------------------------
                                 Sarah C. Garvin

                              By:
                                 ---------------------------------------------
                                 Howard E. Fagin, Ph.D.

                              By:
                                 ---------------------------------------------
                                 H. Thomas Scott

                              By:
                                 ---------------------------------------------
                                 Julie Rawls Moore

                              By:
                                 ---------------------------------------------
                                 Shamus Holt

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